Corporate Information and Basis of Presentation	12 Months Ended
Dec. 31, 2019
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Corporate Information and Basis of Presentation	Corporate Information and Basis of Presentation
Corporate Information
QIAGEN N.V. is a public limited liability company ('naamloze vennootschap') under Dutch law with registered office at Hulsterweg 82, 5912 PL Venlo, The Netherlands. QIAGEN N.V., a Netherlands holding company, and subsidiaries (we, our or the Company) is the leading global provider of Sample to Insight solutions that are used by over 500,000 customers worldwide to transform biological samples into valuable molecular insights. Our sample technologies are used to isolate and process DNA, RNA and proteins - the building blocks of life - from blood, tissue and other materials. Assay technologies are used to make these biomolecules visible and ready for analysis. Bioinformatics software and knowledge bases are used to analyze and interpret complex genomic data to report relevant, actionable insights. Automation solutions are used to tie these technologies together in seamless and cost-effective workflows. We provide this portfolio to two major customer classes: Molecular Diagnostics (human healthcare) and Life Sciences comprised of Academia / Applied Testing (life sciences research, forensics and food safety) and Pharma. With approximately 5,100 employees in over 35 locations worldwide, we market our products in more than 130 countries.
Basis of Presentation
The accompanying consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles (GAAP) and all amounts are presented in U.S. dollars rounded to the nearest thousand, unless otherwise indicated. The consolidated financial statements have been prepared on a historical cost basis, except for derivative financial instruments, contingent consideration and available-for-sale financial instruments that have been measured at fair value.
We undertake acquisitions to complement our own internal product development activities. In 2019, we completed three immaterial acquisitions, including the January 2019 acquisition of N-of-One, Inc., a privately-held U.S. molecular decision support company and pioneer in clinical interpretation services for complex genomic data located in Concord, Massachusetts. On April 27, 2018, we acquired all shares in STAT-Dx Life, S.L. (STAT-Dx), a privately-held company located in Barcelona, Spain and on April 19, 2018, we acquired all remaining shares of a privately held entity in which we held a minority interest. On January 6, 2017, we acquired OmicSoft Corporation, located in Cary, North Carolina (U.S.). Accordingly, at their respective acquisition dates, all the assets acquired and liabilities assumed were recorded at their respective fair values and our consolidated results of operations include the operating results from the acquired companies from the acquisition dates.
Certain prior year amounts have been reclassified to conform to the current year presentation. Beginning in 2019 in the Consolidated Statements of (Loss) Income, the line item "Acquisition-related intangible amortization" in cost of sales is presented separately. Previously, these amounts were presented together in one line in cost of sales. Additionally beginning in 2019, "Restructuring, acquisition, integration and other, net" and "Long-lived asset impairments" within operating expenses are presented separately. Previously, these amounts were presented together with general and administrative expenses in one line as "General and administrative, restructuring, integration and other, net." These reclassifications had no effect on (loss) income from operations.